EXHIBIT 99.1

RLI REPORTS SECOND QUARTER 2023 RESULTS

PEORIA, ILLINOIS, July 24, 2023 – RLI Corp. (NYSE: RLI) – RLI Corp. reported second quarter 2023 net earnings of $77.7 million ($1.69 per share), compared to a net loss of $2.2 million ($0.05 per share) for the second quarter of 2022. Operating earnings(1)(2) for the second quarter of 2023 were $53.3 million ($1.16 per share), compared to $60.7 million ($1.34 per share) for the same period in 2022.

	Second Quarter		Year to Date
Earnings Per Diluted Share	2023	2022	2023	2022
Net earnings (loss)	$1.69	$(0.05)	$3.83	$1.00
Operating earnings (1) (2)	$1.16	$1.34	$2.79	$2.65

(1)	See discussion below: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.

Highlights for the quarter included:

●	Underwriting income(1) of $41.2 million on a combined ratio(1) of 87.2.
●	21% increase in gross premiums written.
●	56% increase in net investment income.
●	Favorable development in prior years’ loss reserves, resulting in a $17.0 million net increase in underwriting income.
●	Losses from second quarter storms, resulting in a $15.5 million net decrease in underwriting income.
●	Book value per share of $29.65, an increase of 17% (inclusive of dividends) from year-end 2022.

“We are pleased to report an 87 combined ratio for the quarter and an 83 combined ratio year to date,” said RLI Corp. President & CEO Craig Kliethermes. “All three product segments contributed to our strong results. Our property segment continues to experience hard market conditions, which drove significant premium growth in the quarter. Casualty and surety segment premiums increased slightly, as product exits, market conditions and underwriting discipline moderated growth. Our profitability and growth in book value highlight the benefits of our diverse product portfolio and continued focus on responsible underwriting.”

Underwriting Income

RLI achieved $41.2 million of underwriting income in the second quarter of 2023 on an 87.2 combined ratio, compared to $56.0 million on an 80.2 combined ratio in 2022.

Results for both years include favorable development in prior years’ loss reserves, which resulted in a $17.0 million and $20.9 million net increase to underwriting income from 2023 and 2022, respectively.

The following table highlights underwriting income and combined ratios by segment for the second quarter.

Underwriting Income(1)			Combined Ratio(1)
(in millions)	2023	2022		2023	2022
Casualty	$7.0	$21.5	Casualty	96.3	87.9
Property	25.9	26.1	Property	74.6	65.0
Surety	8.3	8.4	Surety	75.0	72.9
Total	$41.2	$56.0	Total	87.2	80.2

(1)	See discussion below: Non-GAAP and Performance Measures.

--more--

Other Income

Net investment income for the quarter increased 55.8% to $28.8 million, compared to the same period in 2022. The investment portfolio’s total return was 1.1% for the quarter and 3.9% for the six months ended June 30, 2023.

RLI’s comprehensive earnings were $57.9 million for the quarter ($1.26 per share), compared to a comprehensive loss of $99.8 million ($2.20 per share) for the same quarter in 2022. In addition to net earnings, comprehensive earnings included after-tax unrealized losses from the fixed income portfolio, due to rising interest rates.

Dividends Paid in Second Quarter of 2023

On June 20, 2023, the company paid a regular quarterly dividend of $0.27 per share, a $0.01 increase over the prior quarter. RLI’s cumulative dividends total more than $761 million paid over the last five years.

Non-GAAP and Performance Measures

Management has included certain non-generally accepted accounting principles (non-GAAP) financial measures in presenting the company’s results. Management believes that these non-GAAP measures further explain the company’s results of operations and allow for a more complete understanding of the underlying trends in the company’s business. These measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (GAAP). In addition, our definitions of these items may not be comparable to the definitions used by other companies.

Operating earnings and operating earnings per share (EPS) consist of our GAAP net earnings adjusted by net realized gains/(losses), net unrealized gains/(losses) on equity securities and taxes related thereto. Additionally, equity in earnings of Maui Jim and the related taxes were excluded from operating earnings and operating EPS for 2022 due to the sale of RLI’s investment in the third quarter of 2022. Net earnings and net earnings per share are the GAAP financial measures that are most directly comparable to operating earnings and operating EPS. A reconciliation of the operating earnings and operating EPS to the comparable GAAP financial measures is included in the 2023 financial highlights below.

Underwriting income or profit represents the pretax profitability of our insurance operations and is derived by subtracting loss and settlement expenses, policy acquisition costs and insurance operating expenses from net premium earned, which are all GAAP financial measures. The combined ratio, which is derived from components of underwriting income, is a performance measure commonly used by property and casualty insurance companies and is calculated as the sum of loss and settlement expenses, policy acquisition costs and insurance operating expenses, divided by net premiums earned, which are all GAAP measures.

Other News

On July 11, 2023, RLI was named as one of the insurance industry’s top performing companies by Ward Benchmarking, a business unit of Aon, for the 33rd consecutive year. RLI is the only property & casualty insurance company to be recognized as a Ward’s 50® P&C Top Performer every year since the list’s inception in 1991.

At 10 a.m. central daylight time (CDT) tomorrow, July 25, 2023, RLI management will hold a conference call to discuss quarterly results with insurance industry analysts. Interested parties may listen to the discussion at https://events.q4inc.com/attendee/705943023.

Except for historical information, this news release may include forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) including, without limitation, statements reflecting our current expectations about the future performance of our company or our business segments or about future market conditions. These statements are subject to certain risk factors that could cause actual results to differ materially. Various risk factors that could affect future results are listed in the company's filings with the Securities and Exchange Commission, including the Form 10-K Annual Report for the year ended December 31, 2022.

--more--

About RLI

RLI Corp. (NYSE: RLI) is a specialty insurer serving niche property, casualty and surety markets. The company provides deep underwriting expertise and superior service to commercial and personal lines customers nationwide. RLI’s products are offered through its insurance subsidiaries – RLI Insurance Company, Mt. Hawley Insurance Company and Contractors Bonding and Insurance Company. All of RLI’s insurance subsidiaries are rated A+ (Superior) by AM Best Company. RLI has paid and increased regular dividends for 48 consecutive years and delivered underwriting profits for 27 consecutive years. To learn more about RLI, visit www.rlicorp.com.

Media Contact

Aaron Diefenthaler

Chief Investment Officer & Treasurer

309-693-5846

Aaron.Diefenthaler@rlicorp.com

Supplemental disclosure regarding the earnings impact of specific items:

	Reserve Development and Catastrophe Losses,
	Net of Reinsurance
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2023	2022	2023	2022
Favorable development in casualty prior years' reserves	$9.0	$17.3	$44.9	$44.9
Favorable development in property prior years' reserves	$3.5	$3.9	$16.1	$17.3
Favorable development in surety prior years' reserves	$4.2	$3.0	$7.4	$7.5

Net incurred losses related to:
2023 storms	$(18.0)	$—	$(22.0)	$—
2022 and prior events	$3.0	$(3.0)	$3.1	$(5.0)

	Operating Earnings Per Share
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Operating Earnings Per Share(1) (2)	$1.16	$1.34	$2.79	$2.65

Specific items included in operating earnings per share:(3) (4)
Net favorable development in casualty prior years' reserves	$0.14	$0.26	$0.66	$0.67
Net favorable development in property prior years' reserves	$0.05	$0.06	$0.24	$0.27
Net favorable development in surety prior years' reserves	$0.07	$0.05	$0.11	$0.11

Net incurred losses related to:
2023 storms	$(0.27)	$—	$(0.32)	$—
2022 and prior events	$0.04	$(0.05)	$0.04	$(0.08)

(1)	See discussion above: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.
(3)	Includes incentive and profit sharing-related impacts which affected policy acquisition, insurance operating and general corporate expenses.
(4)	Reserve development reflects changes from previously estimated losses.

RLI CORP

2023 FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
SUMMARIZED INCOME STATEMENT DATA:	2023	2022	% Change	2023	2022	% Change
Net premiums earned	$322,280	$282,810	14.0%	$630,003	$551,962	14.1%
Net investment income	28,788	18,472	55.8%	55,872	36,355	53.7%
Net realized gains	5,580	12,804	(56.4)%	20,200	18,392	9.8%
Net unrealized gains (losses) on equity securities	25,214	(100,994)	NM	40,710	(128,804)	NM
Consolidated revenue	$381,862	$213,092	79.2%	$746,785	$477,905	56.3%
Loss and settlement expenses	153,943	117,914	30.6%	268,431	223,438	20.1%
Policy acquisition costs	102,626	89,615	14.5%	204,070	174,902	16.7%
Insurance operating expenses	24,510	19,325	26.8%	48,411	38,188	26.8%
Interest expense on debt	2,047	2,011	1.8%	4,055	4,021	0.8%
General corporate expenses	4,219	2,435	73.3%	8,433	5,798	45.4%
Total expenses	$287,345	$231,300	24.2%	$533,400	$446,347	19.5%
Equity in earnings of unconsolidated investees	1,514	11,654	(87.0)%	5,437	20,413	(73.4)%
Earnings (loss) before income taxes	$96,031	$(6,554)	NM	$218,822	$51,971	NM
Income tax expense (benefit)	18,379	(4,315)	NM	42,359	6,287	NM
Net earnings (loss)	$77,652	$(2,239)	NM	$176,463	$45,684	NM

Other comprehensive earnings (loss), net of tax	(19,721)	(97,563)	(79.8)%	17,986	(213,144)	NM
Comprehensive earnings (loss)	$57,931	$(99,802)	NM	$194,449	$(167,460)	NM

Operating earnings(1):
Net earnings (loss)	$77,652	$(2,239)	NM	$176,463	$45,684	NM
Less:
Net realized gains	(5,580)	(12,804)	(56.4)%	(20,200)	(18,392)	9.8%
Income tax on realized gains	1,171	2,689	(56.5)%	4,242	3,862	9.8%
Net unrealized (gains) losses on equity securities	(25,214)	100,994	NM	(40,710)	128,804	NM
Income tax on unrealized gains (losses) on equity securities	5,295	(21,209)	NM	8,549	(27,049)	NM
Equity in earnings of Maui Jim	—	(8,505)	(100.0)%	—	(14,872)	(100.0)%
Income tax on equity in earnings of Maui Jim	—	1,786	(100.0)%	—	3,123	(100.0)%
Operating earnings(2)	$53,324	$60,712	(12.2)%	$128,344	$121,160	5.9%

Return on Equity:
Net earnings (trailing four quarters)				56.9%	14.4%
Comprehensive earnings (trailing four quarters)				53.1%	(6.1)%

Per Share Data:
Diluted:
Weighted average shares outstanding (in 000's)	46,044	45,354		46,045	45,748

Net earnings (loss) per share(2)	$1.69	$(0.05)	NM	$3.83	$1.00	NM
Less:
Net realized gains	(0.12)	(0.28)	(57.1)%	(0.44)	(0.40)	10.0%
Income tax on realized gains	0.03	0.06	(50.0)%	0.09	0.08	12.5%
Net unrealized (gains) losses on equity securities	(0.55)	2.23	NM	(0.88)	2.82	NM
Income tax on unrealized gains (losses) on equity securities	0.11	(0.47)	NM	0.19	(0.59)	NM
Equity in earnings of Maui Jim	—	(0.19)	(100.0)%	—	(0.33)	(100.0)%
Income tax on equity in earnings of Maui Jim	—	0.04	(100.0)%	—	0.07	(100.0)%
Operating earnings per share(1)(2)	$1.16	$1.34	(13.4)%	$2.79	$2.65	5.3%

Comprehensive earnings (loss) per share	$1.26	$(2.20)	NM	$4.22	$(3.66)	NM

Cash dividends per share - ordinary	$0.27	$0.26	3.8%	$0.53	$0.51	3.9%

Net Cash Flow provided by Operations	$174,376	$131,631	32.5%	$243,595	$170,645	42.7%

(1)	See discussion above: Non-GAAP and Performance Measures.
(2)	Equity in earnings of Maui Jim and the related taxes were excluded from operating earnings and operating earnings per share in 2022 due to the sale of RLI’s investment in Maui Jim in the third quarter of 2022.

NM = Not Meaningful

RLI CORP

2023 FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollars in thousands, except per share amounts)

	June 30,	December 31,
	2023	2022	% Change
SUMMARIZED BALANCE SHEET DATA:
Fixed income, at fair value	$2,689,100	$2,666,950	0.8%
(amortized cost - $2,946,920 at 6/30/23)
(amortized cost - $2,945,273 at 12/31/22)
Equity securities, at fair value	552,566	498,382	10.9%
(cost - $340,184 at 6/30/23)
(cost - $328,019 at 12/31/22)
Short-term investments	271,296	36,229	648.8%
Other invested assets	60,907	47,922	27.1%
Cash and cash equivalents	16,707	22,818	(26.8)%
Total investments and cash	$3,590,576	$3,272,301	9.7%

Accrued investment income	22,525	21,259	6.0%
Premiums and reinsurance balances receivable	229,471	189,501	21.1%
Ceded unearned premiums	112,353	138,457	(18.9)%
Reinsurance balances recoverable on unpaid losses	720,858	740,089	(2.6)%
Deferred policy acquisition costs	148,336	127,859	16.0%
Property and equipment	48,358	49,573	(2.5)%
Investment in unconsolidated investees	55,250	58,275	(5.2)%
Goodwill and intangibles	53,562	53,562	0.0%
Income taxes - deferred	29,864	40,269	(25.8)%
Other assets	54,693	75,923	(28.0)%
Total assets	$5,065,846	$4,767,068	6.3%

Unpaid losses and settlement expenses	$2,361,577	$2,315,637	2.0%
Unearned premiums	891,103	785,085	13.5%
Reinsurance balances payable	35,931	61,100	(41.2)%
Funds held	102,429	101,144	1.3%
Income taxes - current	5,326	—	NM
Current portion of long-term debt	199,956	199,863	0.0%
Accrued expenses	70,220	94,869	(26.0)%
Other liabilities	47,392	32,029	48.0%
Total liabilities	$3,713,934	$3,589,727	3.5%
Shareholders' equity	1,351,912	1,177,341	14.8%
Total liabilities & shareholders' equity	$5,065,846	$4,767,068	6.3%

OTHER DATA:
Common shares outstanding (in 000's)	45,596	45,470

Book value per share	$29.65	$25.89	14.5%
Closing stock price per share	$136.47	$131.27	4.0%

Statutory surplus	$1,539,490	$1,437,324	7.1%

RLI CORP

2023 FINANCIAL HIGHLIGHTS

UNDERWRITING SEGMENT DATA

(Unaudited)

(Dollars in thousands, except per share amounts)

Three Months Ended June 30,
		GAAP		GAAP		GAAP		GAAP
	Casualty	Ratios	Property	Ratios	Surety	Ratios	Total	Ratios
2023

Gross premiums written	$251,057		$221,889		$35,018		$507,964
Net premiums written	208,978		177,830		32,733		419,541
Net premiums earned	187,048		101,841		33,391		322,280
Net loss & settlement expenses	110,195	58.9%	41,139	40.4%	2,609	7.8%	153,943	47.8%
Net operating expenses	69,876	37.4%	34,825	34.2%	22,435	67.2%	127,136	39.4%
Underwriting income(1)	$6,977	96.3%	$25,877	74.6%	$8,347	75.0%	$41,201	87.2%

2022

Gross premiums written	$248,315		$135,848		$34,626		$418,789
Net premiums written	201,247		100,356		32,716		334,319
Net premiums earned	177,123		74,690		30,997		282,810
Net loss & settlement expenses	94,250	53.2%	20,477	27.4%	3,187	10.3%	117,914	41.7%
Net operating expenses	61,431	34.7%	28,108	37.6%	19,401	62.6%	108,940	38.5%
Underwriting income(1)	$21,442	87.9%	$26,105	65.0%	$8,409	72.9%	$55,956	80.2%

Six Months Ended June 30,
		GAAP		GAAP		GAAP		GAAP
	Casualty	Ratios	Property	Ratios	Surety	Ratios	Total	Ratios
2023

Gross premiums written	$468,891		$380,735		$73,350		$922,976
Net premiums written	390,179		302,696		69,251		762,126
Net premiums earned	373,079		190,608		66,316		630,003
Net loss & settlement expenses	194,883	52.2%	67,576	35.5%	5,972	9.0%	268,431	42.6%
Net operating expenses	139,388	37.4%	68,772	36.0%	44,321	66.8%	252,481	40.1%
Underwriting income(1)	$38,808	89.6%	$54,260	71.5%	$16,023	75.8%	$109,091	82.7%

2022

Gross premiums written	$464,136		$245,446		$68,366		$777,948
Net premiums written	376,860		182,351		64,998		624,209
Net premiums earned	348,879		142,130		60,953		551,962
Net loss & settlement expenses	178,099	51.0%	40,840	28.7%	4,499	7.4%	223,438	40.5%
Net operating expenses	121,691	34.9%	52,709	37.1%	38,690	63.5%	213,090	38.6%
Underwriting income(1)	$49,089	85.9%	$48,581	65.8%	$17,764	70.9%	$115,434	79.1%

(1)	See discussion above: Non-GAAP and Performance Measures.